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                                                                   Exhibit 23(b)

                             [LETTERHEAD OF CB&M]


                         Independent Auditors' Consent


     We consent to the incorporation by reference in the Registration Statements of Tri-County Financial Corporation and Subsidiary on Form S-8 (SEC File Nos. 33-35292, 33-97174 and 333-2056) of our report dated March 3, 1995, which is incorporated by reference in the Annual Report on Form 10K of Tri-County Financial Corporation and Subsidiary for the year ended December 31, 1994.

                              /s/ Councilor, Buchanan & Mitchell, P.C.


Bethesda, Maryland
April 7, 1997